Exhibit 10.26.3

3rd AMENDMENT TO THE DISTRIBUTION AGREEMENT

This Third Amendment to the Distribution Agreement (“AGREEMENT”), is entered into as of July 1, 2003 by and between MedImmune, Inc., a Delaware Corporation, having its principal place of business at 35 West Watkins Mill Road, Gaithersburg, MD 20878 (“MEDIMMUNE”) and Abbott International, Ltd., a Delaware Corporation, having its principal place of business at 200 Abbott Park Road, Abbott Park, IL 60064.

WITNESSETH

WHEREAS, MEDIMMUNE and Abbott International, Ltd entered into a Distribution Agreement as of December 1, 1997 that was subsequently amended on April 28, 1999 and October 8, 1999 (collectively the “DISTRIBUTION AGREEMENT”); and

WHEREAS, the Parties desire to further amend the DISTRIBUTION AGREEMENT.

NOW, THEREFORE, the parties agree to the following terms and conditions:

1.             DEFINITIONS

1.1           All fully capitalized terms used in this AGREEMENT have the same meaning as in the DISTRIBUTION AGREEMENT, except as otherwise defined above.

2.             AMENDMENT

2.1           The following language is added to the end of Section 3.2(a)(ii): (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED).”

2.2  Section 3.3(a)(i)(B) is hereby amended by deleting the provision in its entirety and replacing it with the following:

“3.3(a)(i)(B)(1) (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)”

2.3  The following new Section 3.3(a)(i)(B)(2) is hereby added to the DISTRIBUTION AGREEMENT:

“3.3(a)(i)(B)(2)       (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)”

2.4  Section 3.3(a)(ii) is hereby amended by adding the following language to the beginning of the paragraph: “3.3(a)(ii)(A)  For all Product delivered to the carrier before July 1, 2003,”

2.5  The following new Section 3.3 (a)(ii)(B) is hereby added to the DISTRIBUTION AGREEMENT:

“3.3(a)(ii)(B)          For all PRODUCT delivered to a carrier designated by ABBOTT on or after July 1, 2003:

(1)  The additional amount due, if any, for PRODUCT sold in a CALENDAR QUARTER under Section 3.2 (as calculated under Section 3.3(a)(ii)(B)(2)) will be paid to MEDIMMUNE within forty-five days after the end of each CALENDAR QUARTER in accordance with this Section 3.3(a)(ii)(B).

(2) The additional amount due, if any, for PRODUCT sold in a CALENDAR QUARTER (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED), is calculated as follows:

(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

(4)  Whenever for the purpose of calculating payment, conversion from any foreign currency shall be required, such conversion shall be completed for each month of the CALENDAR QUARTER as follows:  the conversion methodology for sales shall be calculated (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

3.             EFFECT

3.1           Effective as of December 1, 2003 and solely for purposes of calculating amounts due under sections 7(iv) and 7(v), the term “CONTRACT YEAR” shall mean the 12 month period commencing on December 1 of each CALENDAR YEAR and ending on November 30 of the immediately following CALENDAR YEAR.  For any CONTRACT YEAR, if MEDIMMUNE is entitled to payment under sections 7(iv) or 7(v) for sales during that CONTRACT YEAR, ABBOTT agrees to provide MEDIMMUNE with written notification that MEDIMMUNE is entitled to such payment within 30 days after the end of such CONTRACT YEAR.

3.2           The DISTRIBUTION AGREEMENT is amended as provided hereinabove as of July 1, 2003 in accordance with Section 14.3 of the DISTRIBUTION AGREEMENT.  All other items and provisions of the DISTRIBUTION AGREEMENT shall be unaffected by this AGREEMENT and continue in full force and effect.

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IN WITNESS WHEREOF, the parties have each caused this AGREEMENT to be signed and delivered by its duly authorized officer or representative as indicated below.

ABBOTT INTERNATIONAL, LTD		MEDIMMUNE, INC.

By:	/s/	By:	/s/ Melvin D. Booth

JOINDER

The undersigned, Abbott Laboratories, an Illinois corporation, hereby consents to this AGREEMENT and joins in the execution of this AGREEMENT for the purpose of obligating itself to the obligations and undertakings of Abbott International Ltd., as set forth in this AGREEMENT.

ABBOTT LABORATORIES

By:	/s/